Fees Summary	Mar. 16, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 12,602,000
Previously Paid Amount	0.00
Total Fee Amount	1,740.33
Total Offset Amount	0.00
Net Fee	$ 1,740.33